EXHIBIT 3.1

ARTICLES OF INCORPORATION

OF

RAILWAY PRODUCTS ACQUISITION CORP.

     The undersigned, acting as incorporator of a corporation under the West Virginia Corporation Act, adopts the following Articles of Incorporation for such corporation:

     1.     The name of the corporation is Railway Products Acquisition Corp.

     2.     The period of the corporation’s duration is perpetual.

     3.     The purpose for which the corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under Article One, Chapter Thirty-One, of the West Virginia Code of 1931, as amended.

     4.     The address of the principal office of the corporation is P. O. Box 4040, Huntington, West Virginia 25729.

     5.     The number of directors constituting the initial board of directors of the corporation is two (2) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify is:

Marshall T. Reynolds
P. O. Box 4040
Huntington, West Virginia 25729

Kirby J. Taylor
P. O. Box 716
Ashland, Kentucky 41105-0716

     6.     The name and address of the incorporator is Thomas J. Murray, P. O. Box 2185, Huntington, West Virginia 25722.

     7.     The aggregate number of shares which the corporation shall have authority to issue is 5,000 common shares of the par value of $1.00 each.

     8.     Provisions limiting or denying preemptive rights are: No holder of any shares of the corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of the corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

     9.     Provisions for the regulation of the internal affairs of the corporation are: None.

     Dated: October 14, 1997

/s/ Thomas J. Murray

THOMAS J. MURRAY

This instrument prepared by:

Thomas J. Murray
HUDDLESTON, BOLEN, BEATTY,
        PORTER & COPEN
Post Office Box 2185
Huntington, West Virginia 25722

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STATE OF WEST VIRGINIA,

COUNTY OF CABELL, TO-WIT:

     The foregoing instrument was acknowledged before me this 14th day of October, 1997, by Thomas J. Murray.

     My commission expires: September 14, 1999.

/s/ Jody L. Christian

Notary Public

(NOTARIAL SEAL)

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ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
RAIL PRODUCTS ACQUISITION CORP.

     Pursuant to the provisions of Section 109 of the West Virginia Corporation Act, the undersigned corporation adopts the following ARTICLES OF AMENDMENT to its Articles of Incorporation:

     1.     The name of the corporation is Rail Products Acquisition Corp.

     2.     The following Amendment of the Articles of Incorporation, which amends Article 7 in its entirety, was adopted by the shareholders of the corporation at a special meeting held on December 5, 1997, in the manner prescribed by the West Virginia Corporation Act:

Article 7 of the Articles of Incorporation is hereby amended to read as follows:

7. The aggregate number of shares which the corporation shall have authority to issue is eight hundred thousand (800,000) common shares of the par value of $1.00 each.

     3.     The number of shares of the corporation outstanding at the time of such adoption was 100; and the number of shares entitled to vote thereon was 100.

     4.     The number of shares voted for such amendment was 100; and the number of shares voted against such amendment was -0-.

     DATED: December 5, 1997

RAIL PRODUCTS ACQUISITION CORP.

By	/s/ Marshall T. Reynolds

Marshall T. Reynolds, its President

/s/ Kirby J. Taylor

Kirby J. Taylor, its Secretary

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, TO-WIT:

     I, Chasity L. Chapman, a Notary Public, do hereby certify that on this 5th day of December, 1997, personally appeared before me Marshall T. Reynolds and Kirby J. Taylor, who being by me first duly sworn declared that they are the President and Secretary, respectively, of Rail Products Acquisition Corp., that they signed the foregoing document as President and Secretary, respectively, of the corporation, and that the statements therein contained are true.

     My commission expires:     November 26, 2007

/s/ Chasity L. Chapman

NOTARY PUBLIC

This instrument was prepared by:

Thomas J. Murray, Attorney at Law
HUDDLESTON, BOLEN, BEATTY,
        PORTER & COPEN
Post Office Box 2185
Huntington, West Virginia 25722

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ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
RAIL PRODUCTS ACQUISITION CORP.

     Pursuant to the provisions of Section 109 of the West Virginia Corporation Act, the undersigned corporation adopts the following ARTICLES OF AMENDMENT to its Articles of Incorporation:

     1.     The name of the corporation is Rail Products Acquisition Corp.

     2.     The following Amendment of the Articles of Incorporation, which amends Article 1 in its entirety, was adopted by the shareholders of the corporation at a special meeting held on December 10, 1997, in the manner prescribed by the West Virginia Corporation Act:

               Article 1 of the Articles of Incorporation is hereby amended to read as follows:

               1. The name of the corporation is Portec Rail Products, Inc.

     3.     The number of shares of the corporation outstanding at the time of such adoption was 100; and the number of shares entitled to vote thereon was 100.

     4.     The number of shares voted for such amendment was 100; and the number of shares voted against such amendment was -0-.

     DATED: December 10, 1997

RAIL PRODUCTS ACQUISITION CORP.

By	/s/ Marshall T. Reynolds

Marshall T. Reynolds, its President

/s/ Janet Carter

Janet Carter, its Assistant Secretary

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, TO-WIT:

     I, James J. Hatfield, Jr., a Notary Public, do hereby certify that on this 10th day of December, 1997, personally appeared before me Marshall T. Reynolds and Janet Carter, who being by me first duly sworn declared that they are the President and Assistant Secretary, respectively, of Rail Products Acquisition Corp., that they signed the foregoing document as President and Assistant Secretary, respectively, of the corporation, and that the statements therein contained are true.

     My commission expires:     May 10, 2005

/s/ James J. Hatfield, Jr.

NOTARY PUBLIC

This instrument was prepared by:

Thomas J. Murray, Attorney at Law
HUDDLESTON, BOLEN, BEATTY,
        PORTER & COPEN
Post Office Box 2185
Huntington, West Virginia 25722

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ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
PORTEC RAIL PRODUCTS, INC.

     Pursuant to the provisions of Section 109 of the West Virginia Corporation Act, the undersigned corporation adopts the following ARTICLES OF AMENDMENT to its Articles of Incorporation:

     1.     The name of the corporation is Portec Rail Products, Inc.

     2.     The following Amendment of the Articles of Incorporation, which amends Article 7 in its entirety, was adopted by the shareholders of the corporation at an annual meeting held on March 20, 1999, in the manner prescribed by the West Virginia Corporation Act:

Article 7 of the Articles of Incorporation is hereby amended to read as follows:

7. The aggregate number of shares which the corporation shall have authority to issue is ten million (10,000,000) common shares of the par value of $1.00 each.

     3.     The number of shares of the corporation outstanding at the time of such adoption was 650,000; and the number of shares entitled to vote thereon was 650,000.

     4.     The number of shares voted for such amendment was 616,650; and the number of shares voted against such amendment was -0-.

     DATED: March 20, 1999

PORTEC RAIL PRODUCTS, INC.

By	/s/ John S. Cooper

John S. Cooper, its President

/s/ Kirby J. Taylor

Kirby J. Taylor, its Secretary

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, TO-WIT:

     I, Lisa A. Lucas, a Notary Public, do hereby certify that on this 20th day of March, 1999, personally appeared before me John S. Cooper and Kirby J. Taylor, who being by me first duly sworn declared that they are the President and Secretary, respectively, of Portec Rail Products, Inc., that they signed the foregoing document as President and Secretary, respectively, of the corporation, and that the statements therein contained are true.

     My commission expires:     December 22, 2003

/s/ Lisa A. Lucas

NOTARY PUBLIC

This instrument was prepared by:

Thomas J. Murray, Attorney at Law
HUDDLESTON, BOLEN, BEATTY,
        PORTER & COPEN
Post Office Box 2185
Huntington, West Virginia 25722

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